Advisory Research Emerging Markets Opportunities Fund

(Ticker Symbol: ADVMX)

A series of Investment Managers Series Trust

Supplement dated April 8, 2019, to the

Summary Prospectus dated March 1, 2019.

Effective immediately, the Advisory Research Emerging Markets Opportunities Fund (the “Fund”) has replaced its benchmark index, the MSCI Emerging Markets Index, with the MSCI Emerging Markets SMID Cap Index. Accordingly, the “Average Annual Total Returns” table on page 5 of the Summary Prospectus is deleted and replaced with the following:

Average Annual Total Returns for periods ended December 31, 2018	One Year	Three Years	Five Years	Since Inception (11/1/13)
Return Before Taxes	(18.45)%	3.99%	0.02%	(0.16)%
Return After Taxes on Distributions*	(18.51)%	3.45%	(0.77)%	(0.93)%
Return After Taxes on Distributions and Sale of Fund Shares*	(10.50)%	3.10%	(0.14%)	(0.27)%
MSCI Emerging Markets SMID Cap Index (reflects no deduction for fees, expenses or taxes)**	(15.83)%	5.44%	0.87%	0.55%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	(14.57)%	9.25%	1.65%	1.14%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
**	Effective April 8, 2019, the Fund changed its primary performance benchmark from the MSCI Emerging Markets Index to the MSCI Emerging Markets SMID Cap Index. Advisory Research, Inc., the Fund’s Advisor, believes the MSCI Emerging Markets SMID Cap Index more closely reflects the primary investment strategy of the Fund.

Please file this Supplement with your records.